                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8) of Equity Residential Properties Trust related to the Lexford Substitute Options of our reports indicated below with respect to the financial statements indicated below included in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.

------------------------------------------------------- -------------------------- --------------------------
                                                            Date of Auditors'
                 Financial Statements                            Report                     Filing
------------------------------------------------------- -------------------------- --------------------------
Consolidated financial statements and schedule of            February 17, 1999       1998 Annual
Equity Residential Properties Trust at December 31,          except for Note 24,     Report on Form 10-K
1998 and 1997 and for each of the three years in             as to which the date
the period ended December 31, 1998                           is March 5, 1999

Statement of Revenue and Certain Expenses of Sonterra        April 30, 1998          Current Report on
at Foothill Ranch for the year ended December 31, 1997                               Form 8-K dated June
                                                                                     25, 1998

Combined Statement of Revenue and Certain Expenses of        April 30, 1998          Current Report on
the Lincoln Property Company Probable Properties for                                 Form 8-K dated June
the year ended December 31, 1997                                                     25, 1998

Statement of Revenue and Certain Expenses of The             May 1, 1998             Current Report on
Emerson Place Apartments  for the year ended December                                Form 8-K dated June
31, 1997                                                                             25, 1998

Combined Statement of Revenue and Certain Expenses of        May 1, 1998             Current Report on
The Magnum Probable Properties for the year ended                                    Form 8-K dated June
December 31, 1997                                                                    25, 1998

Combined Statement of Revenue and Certain Expenses of        May 29, 1998            Current Report on
the Frederick Probable Properties for the year ended                                 Form 8-K dated June
December 31, 1997                                                                    25, 1998

------------------------------------------------------- -------------------------- --------------------------
                                                            Date of Auditors'
                 Financial Statements                            Report                     Filing
------------------------------------------------------- -------------------------- --------------------------
Statement of Revenue and  Certain Expenses of Harbor       June 2, 1998                Current Report on
Pointe for the year ended December 31, 1997                                            Form 8-K dated June
                                                                                       25, 1998

Statement of  Revenue and Certain Expenses of The          June 4, 1998                Current Report on
Fairfield for the year ended December 31, 1997                                         Form 8-K dated June
                                                                                       25, 1998

Combined Statement of Revenue and Certain Expenses of      June 4, 1998                Current Report on
the Lakes at Vinings Apartments and Martins  Landing                                   Form 8-K dated June
Apartments Probable Properties for the  year  ended                                    25, 1998
December 31, 1997

Statement of  Revenue and Certain Expenses of The          June 9, 1998                Current Report on
Northridge Apartments for the year ended December 31,                                  Form 8-K dated June
1997                                                                                   25, 1998

Combined Statement of Revenue and Certain Expenses of      June 10, 1998               Current Report on
TCRS Properties for the year ended December 31, 1997                                   Form 8-K dated June
                                                                                       25, 1998

Statement of Revenue and Certain Expenses of the           June 11, 1998               Current Report on
Portside Towers Apartments for the year ended                                          Form 8-K dated June
December 31, 1997                                                                      25, 1998

Statement of Revenue and Certain Expenses  of The          June 11, 1998               Current Report on
Coconut Palm Club Apartments for the year ended                                        Form 8-K dated June
December 31, 1997                                                                      25, 1998

Combined Statement of Revenue and Certain Expenses of      June 18, 1998               Current Report on
The Focus Group Properties for the year ended                                          Form 8-K dated June
December 31, 1997                                                                      25, 1998


                                                          /S/ ERNST & YOUNG LLP

Chicago, Illinois
October 1, 1999